UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34217	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina		27703
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Introductory Note

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 3.03. Material Modification to Rights of Security Holders.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

Introductory Note

On October 27, 2011, Icagen, Inc., a Delaware corporation (“Icagen” or the “Company”), completed its merger (the “Merger”) with Eclipse Acquisition Corp., a Delaware corporation (“Purchaser”) and a wholly-owned subsidiary of Pfizer Inc., a Delaware corporation (“Pfizer”), pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of July 20, 2011, among Icagen, Purchaser and Pfizer (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Purchaser commenced a tender offer (the “Offer”) on August 3, 2011 to acquire all of the outstanding shares of common stock, $0.001 par value per share (the “Shares”), of the Company at a purchase price of $6.00 per share, net to the holder in cash, without interest (the “Merger Consideration”), subject to any applicable withholding and transfer taxes, and subject to the satisfaction or waiver of certain conditions set forth in the Offer to Purchase for Cash, dated August 3, 2011 (the “Offer to Purchase”), and the related Letter of Transmittal, each as amended or supplemented from time to time (and together with the Offer to Purchase, the “Offer”). The Merger Agreement provides, among other things, that following the consummation of the Offer and subject to certain terms and conditions and in accordance with the General Corporation Law of the State of Delaware, the Purchaser would merge with and into Icagen (the “Merger”). The Merger became effective on October 27, 2011 (the “Effective Time”), pursuant to the Certificate of Merger that was filed with the Secretary of State of the State of Delaware on October 27, 2011. As a result of the Merger, Icagen continues as the surviving corporation (“Surviving Corporation”) and a wholly-owned subsidiary of Pfizer.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Icagen no longer fulfills the numerical listing requirements of The Nasdaq Global Market (“Nasdaq”). Accordingly, on October 27, 2011, at Icagen’s request, Nasdaq filed with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 thereby effecting the delisting of the shares from Nasdaq. Trading of Icagen’s common stock on Nasdaq will be suspended as of the opening of trading on October 28, 2011.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, each issued and outstanding share of Icagen common stock (other than shares held in the treasury of the Company, shares owned by the Purchaser or Pfizer and shares held by a holder who has sought appraisal of such shares under Delaware law) not tendered pursuant to the Offer was converted into the right to receive from the Company the Merger Consideration. Icagen stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

As previously disclosed on the Current Report on Form 8-K filed by Icagen with the SEC on September 22, 2011, as of September 22, 2011, P. Kay Wagoner, André L. Lamotte, Richard G. Morrison and Adeoye Y. Olukotun resigned from the board of directors of the Company. Also on September 22, 2011, Douglas E. Giordano, Ruth Mckernan, William Roche and Bryan Supran became directors of the Company. The Company’s remaining three original directors prior to the Merger—Charles A. Sanders, Anthony B. Evnin and Martin A. Simonetti—resigned as of the Effective Time. Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, the directors of Purchaser immediately prior to the Effective Time became the directors of the Surviving Corporation following the Merger. Accordingly, Ruth Mckernan, William Roche and Bryan Supran also resigned as of the Effective Time and the new directors of the Surviving Corporation are Douglas E. Giordano and Andrew Muratore.

Pursuant to the terms of the Merger Agreement, the officers of Purchaser immediately prior to the Effective Time became, from and after the Effective Time, the officers of the Surviving Corporation. Accordingly, the new executive officers of the Surviving Corporation are as follows:

Name	Title
Ruth Mckernan	President

Douglas E. Giordano	Vice President

Sydney Hatton	Vice President

Andrew Muratore	Vice President, Secretary

William Roche	Vice President, Treasurer

Bryan Supran	Vice President

Dr. Mckernan, age 53, has been Senior Vice President of Pfizer since August 2010 and Chief Scientific Officer of Pfizer’s Neusentis Research Unit working on Pain & Sensory Research Unit since February 2011. Dr. Mckernan was Vice President in Pfizer Research from May 2005 to August 2010. Dr. Mckernan is a citizen of the United Kingdom.

Mr. Giordano, age 49, has been Senior Vice President of Worldwide Business Development of Pfizer since June 2010. Mr. Giordano was Vice President of Worldwide Business Development of Pfizer from April 2007 to June 2010 and Vice President of US Planning and Business Development of Pfizer from July 2005 to March 2007.

Ms. Hatton, age 32, has been Tax Counsel at Pfizer since October 2009. Ms. Hatton was Tax Counsel at Wyeth from December 2006 to October 2009 and was a tax associate at Akin Gump Strauss Hauer & Feld LLP prior to December 2006.

Mr. Muratore, age 37, has been Senior Corporate Counsel at Pfizer since June 2008. From September 2001 through June 2008, Mr. Muratore practiced at Covington & Burling LLP in New York.

Mr. Roche, age 51, joined Pfizer in 1991 and has been Vice President of Pfizer Research & Development and Medical Finance since June 2009. Mr. Roche was Vice President, Research & Development Finance from August 2005 to June 2009.

Mr. Supran, age 41, has been Senior Vice President and Associate General Counsel of Pfizer Business Transactions since March 2011. Mr. Supran was Vice President and Associate General Counsel of Pfizer’s Legal Division from October 2009 until March 2011. Mr. Supran previously served as Vice President and Associate General Counsel at Wyeth from 2004 to 2009. Prior to joining Wyeth, he practiced at Ropes & Gray LLP in Boston and New York.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Upon the consummation of the Merger, the Company’s certificate of incorporation was amended and restated as set forth in Annex III to the Merger Agreement. Also, upon consummation of the Merger, the by-laws of the Company were amended and restated in their entirety to be identical to the by-laws of Purchaser as in effect immediately prior to the consummation of the Merger, except that the name of the Surviving Corporation set forth therein is “Icagen, Inc.” Copies of the restated certificate of incorporation and by-laws of the Company are filed as Exhibits 3.1 and 3.2 to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: October 28, 2011	By:	/s/ Andrew Muratore
Andrew Muratore
Vice President & Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.